UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

AUGUST 31, 2015

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 34.4%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	$235,994
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,130,000	1,074,439
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,196,591
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	271,541
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	504,792
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	114,118
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	786,817

Total Automobiles				4,184,292

Hotels, Restaurants & Leisure - 0.5%
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000	630,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,030,000	1,073,775
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,137,500	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,030,000	1,045,450

Total Hotels, Restaurants & Leisure				4,886,725

Household Durables - 0.1%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	40,508
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	306,000
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	473,000

Total Household Durables				819,508

Media - 1.2%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	581,155
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	58,763
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	290,000	295,420	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	1,480,000	1,505,524	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	830,000	827,400
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	560,000	587,300
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,640,000	1,777,596
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,000,000	945,630
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,560,000	1,560,000	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	650,000	689,888
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,320,000	1,327,739
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	476,322
UBM PLC, Notes	5.750%	11/3/20	920,000	996,842	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	1,119,633

Total Media				12,749,212

Specialty Retail - 0.1%
L Brands Inc., Senior Notes	8.500%	6/15/19	570,000	671,175

TOTAL CONSUMER DISCRETIONARY				23,310,912

CONSUMER STAPLES - 2.8%
Beverages - 0.4%
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,650,000	1,916,062	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	2,220,000	2,317,487	(a)

Total Beverages				4,233,549

Food & Staples Retailing - 1.1%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,400,000	3,597,272	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	861,171	(b)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	584,058
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	646,547
CVS Health Corp., Senior Notes	3.875%	7/20/25	330,000	337,814
CVS Health Corp., Senior Notes	4.875%	7/20/35	700,000	722,206
CVS Health Corp., Senior Notes	5.750%	5/15/41	520,000	589,702
CVS Health Corp., Senior Notes	5.125%	7/20/45	1,340,000	1,432,106

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food & Staples Retailing - (continued)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	21,374	$23,200	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	33,566	38,216
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	69,724	79,033
Dollar Tree Inc., Senior Notes	5.250%	3/1/20	490,000	513,275	(a)
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	353,750
Kroger Co., Senior Notes	5.150%	8/1/43	660,000	698,356

Total Food & Staples Retailing				10,476,706

Food Products - 0.5%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	730,000	808,061
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,190,000	1,284,481	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	2,100,000	2,207,167	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	720,000	737,775

Total Food Products				5,037,484

Tobacco - 0.8%
Altria Group Inc., Senior Notes	10.200%	2/6/39	710,000	1,139,658
Altria Group Inc., Senior Notes	5.375%	1/31/44	1,840,000	1,929,260
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	500,000	497,141
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	955,248	(a)
Reynolds American Inc., Senior Notes	3.250%	11/1/22	770,000	749,439
Reynolds American Inc., Senior Notes	3.750%	5/20/23	1,500,000	1,456,848	(a)
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,530,000	1,647,524

Total Tobacco				8,375,118

TOTAL CONSUMER STAPLES				28,122,857

ENERGY - 5.3%
Energy Equipment & Services - 0.1%
Transocean Inc., Senior Notes	5.550%	12/15/16	820,000	822,255
Transocean Inc., Senior Notes	3.000%	10/15/17	430,000	395,600

Total Energy Equipment & Services				1,217,855

Oil, Gas & Consumable Fuels - 5.2%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	546,348
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	410,274
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	2,942,000	3,069,865
Antero Resources Corp., Senior Notes	5.375%	11/1/21	720,000	662,400
California Resources Corp., Senior Notes	6.000%	11/15/24	1,130,000	837,895
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	95,521
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	1,004,850
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	256,800
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	2,370,000	2,274,510
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,950,000	2,367,375	(a)
Devon Energy Corp., Senior Notes	5.000%	6/15/45	890,000	849,537
Diamondback Energy Inc., Senior Notes	7.625%	10/1/21	900,000	945,000
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,450,000	1,462,688
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	660,100
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	104,000	96,980
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	970,000	870,575
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	145,200
Kerr-McGee Corp., Notes	6.950%	7/1/24	30,000	35,398
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,311,661
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	165,121	(a)
Kinder Morgan Inc., Senior Subordinated Notes	7.000%	6/15/17	490,000	526,458
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,367,552	(b)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,401,540	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	980,000

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	6/1/25	550,000	$508,750
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	696,296
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	610,000	584,441
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	800,000	696,872
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	4,180,000	3,284,226
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	1,900,486
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	480,000	361,152
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	4,220,000	4,240,678	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	361,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	785,000	679,182
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	212,175
Range Resources Corp., Senior Notes	4.875%	5/15/25	620,000	558,000	(a)
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	220,800
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	113,575
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,016,958
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,430,463	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,000,000	5,000	*(e)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	510,000	382,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	877,800	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	2,740,000	2,709,802
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	2,946,725	(a)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,520,000	2,425,500

Total Oil, Gas & Consumable Fuels				51,556,029

TOTAL ENERGY				52,773,884

FINANCIALS - 10.5%
Banks - 7.9%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	9/16/15	370,000	284,393	(c)(d)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	3,050,000	2,977,562	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	1,440,000	1,425,600	(c)(d)
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,440,000	3,634,587
Bank of America Corp., Senior Notes	4.875%	4/1/44	2,880,000	2,998,426
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,683,097
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,900,006
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	920,000	1,214,676	(a)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	950,000	972,800	(a)(c)(d)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,342,019	(a)(c)(d)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,180,000	2,211,699	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	365,400
CIT Group Inc., Senior Notes	5.250%	3/15/18	1,550,000	1,610,062
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,016,250
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,018,500	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	3,000,000	2,868,750	(c)(d)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	637,325	(c)(d)
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,880,000	1,876,575
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,825,891
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	523,654
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.625%	12/1/23	1,900,000	1,955,603

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.250%	8/4/45	1,490,000	1,528,686
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,700,000	1,944,375	(a)(c)(d)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	1,030,000	1,000,085	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,700,000	1,680,875	(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,070,000	2,057,062	(c)(d)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,500,000	1,486,122

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - (continued)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	$367,327
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,406,925	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	2,830,000	2,766,167	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,615,950	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	850,000	816,495
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	3,290,000	3,294,293
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,243,171
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,190,000	1,201,900	(d)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	973,390	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,815,253
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	7,070,000	7,136,126
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,610,000	1,654,665	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,380,000	1,385,175	(c)(d)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	4,977,015
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	824,001
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,240,000	2,277,256
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	495,000
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	790,000	774,200

Total Banks				79,064,389

Capital Markets - 0.8%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,860,000	1,816,670	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	10/1/15	1,450,000	1,065,170	(c)(d)
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	681,986
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,283,176
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000	2,006,785
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	10/1/15	100,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(e)(f)(g)(h)
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	341,712

Total Capital Markets				8,195,499

Consumer Finance - 0.7%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000	1,349,726
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,770,000	2,059,439
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	808,000	818,100
Navient Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,691,500
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	611,200

Total Consumer Finance				6,529,965

Diversified Financial Services - 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000	1,863,875
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000	1,431,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,168,687
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	120,000	125,700	(a)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	70,000	94,075
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	507,500	(a)(c)

Total Diversified Financial Services				5,190,837

Insurance - 0.3%
MetLife Inc., Junior Subordinated Bonds	5.250%	6/15/20	1,680,000	1,671,600	(c)(d)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	870,000	955,913
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	220,000	274,915	(a)

Total Insurance				2,902,428

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Management & Development - 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,250,000	$2,261,250	(b)

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	782,108

TOTAL FINANCIALS				104,926,476

HEALTH CARE - 3.6%
Biotechnology - 0.5%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	1,110,000	1,063,349
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	1,100,000	1,062,976
Celgene Corp., Senior Notes	3.625%	5/15/24	500,000	491,966
Celgene Corp., Senior Notes	5.000%	8/15/45	1,640,000	1,654,916
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	700,000	709,008

Total Biotechnology				4,982,215

Health Care Equipment & Supplies - 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000	2,043,067
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000	2,844,875	(a)
Medtronic Inc., Senior Notes	3.500%	3/15/25	1,780,000	1,772,770

Total Health Care Equipment & Supplies				6,660,712

Health Care Providers & Services - 1.5%
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000	483,037
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,690,000	1,265,387
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	600,000	588,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	437,525	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	629,833
HCA Inc., Senior Notes	7.500%	2/15/22	1,910,000	2,191,133
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,130,379
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	679,349
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	173,019
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	1,890,000	1,982,137	(a)
Tenet Healthcare Corp., Senior Notes	5.000%	3/1/19	1,050,000	1,048,152
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,270,000	1,328,590
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	1,230,000	1,291,977
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,320,000	2,237,350

Total Health Care Providers & Services				15,465,868

Pharmaceuticals - 0.9%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	1,760,000	1,618,021
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	960,000	875,539
Baxalta Inc., Senior Notes	5.250%	6/23/45	730,000	734,189	(a)
Endo Finance LLC/Endo Ltd./Endo Finco Inc., Senior Notes	6.000%	2/1/25	860,000	883,650	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	703,500
Merck & Co. Inc., Senior Notes	3.700%	2/10/45	1,970,000	1,792,012
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	554,928
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,600,000	1,628,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	710,000	762,363	(a)

Total Pharmaceuticals				9,552,202

TOTAL HEALTH CARE				36,660,997

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	560,000	$525,000	(a)

Airlines - 0.3%
Air 2 US, Notes	8.027%	10/1/19	242,452	259,424	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	28,231	30,066
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,854,669	2,095,776
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	46,933	49,162
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	581,120	666,836
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	151,619	160,716

Total Airlines				3,261,980

Commercial Services & Supplies - 0.3%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	322,638
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	790,000	778,150
Waste Management Inc., Senior Notes	3.500%	5/15/24	480,000	483,389
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,250,200	(a)

Total Commercial Services & Supplies				2,834,377

Construction & Engineering - 0.0%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	540,000	236,250	(a)

Electrical Equipment - 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,870,000	1,715,979

Industrial Conglomerates - 0.1%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	719,250	(a)

Road & Rail - 0.2%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,281,091	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,180,000	1,188,850	(a)

Total Road & Rail				2,469,941

TOTAL INDUSTRIALS				11,762,777

INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.2%
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	2,890,000	2,500,425

Internet Software & Services - 0.1%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	666,750

IT Services - 0.3%
First Data Corp., Senior Notes	12.625%	1/15/21	670,000	769,663
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	936,000	1,054,404
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	805,100	(a)

Total IT Services				2,629,167

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	70,798
Intel Corp., Senior Notes	4.900%	7/29/45	1,770,000	1,822,238
Micron Technology Inc., Senior Notes	5.250%	8/1/23	490,000	456,925	(a)

Total Semiconductors & Semiconductor Equipment				2,349,961

Software - 0.0%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	336,400	(a)

TOTAL INFORMATION TECHNOLOGY				8,482,703

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 3.4%
Chemicals - 0.3%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	380,000	$370,500
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	1,660,000	1,444,200
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	270,000	251,775
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,359,442

Total Chemicals				3,425,917

Construction Materials - 0.5%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,700,000	4,134,750	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	450,000	421,875	(a)

Total Construction Materials				4,556,625

Containers & Packaging - 0.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	980,000	1,029,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000	1,045,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.286%	12/15/19	1,790,000	1,754,200	(a)(c)
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	482,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	830,000	848,675
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	680,625
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	70,000	71,944
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	40,000	40,824

Total Containers & Packaging				5,953,268

Metals & Mining - 2.0%
ArcelorMittal, Senior Notes	5.250%	2/25/17	20,000	20,350
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	1,280,000	1,131,872
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	523,959
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,980,000	1,809,225	(a)
Glencore Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	679,970	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	517,481	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,470,000	2,280,294	(a)
Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,830,000	1,669,875
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,820,000	2,414,625	(b)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	790,000	815,280	(a)(i)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	860,000	905,150	(a)(i)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,679,947
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,700,000	3,008,470
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	3,270,000	2,955,753	(a)

Total Metals & Mining				20,412,251

TOTAL MATERIALS				34,348,061

TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.2%
AT&T Inc., Senior Notes	4.500%	5/15/35	2,030,000	1,865,077
AT&T Inc., Senior Notes	4.750%	5/15/46	5,040,000	4,594,041
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	1,270,000	1,206,500	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,890,000	2,018,596	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,510,000	2,201,329
CenturyLink Inc., Senior Notes	5.625%	4/1/20	2,560,000	2,553,625
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,320,000	2,146,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,930,000	1,869,687

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - (continued)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,510,000	$1,521,325	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	86,490
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	253,478
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	2,050,000	1,954,470	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,170,000	1,256,287	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	430,000	439,450
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,980,000	2,170,692
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	655,000	751,079
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	3,885,000	4,601,744
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	666,000	609,742

Total Diversified Telecommunication Services				32,099,612

Wireless Telecommunication Services - 0.9%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	400,000	398,000	(a)
Sprint Communications Inc., Senior Notes	8.375%	8/15/17	2,310,000	2,442,825
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,450,250	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,200,000	4,051,404	(a)

Total Wireless Telecommunication Services				9,342,479

TOTAL TELECOMMUNICATION SERVICES				41,442,091

UTILITIES - 0.4%
Electric Utilities - 0.2%
FirstEnergy Corp., Notes	7.375%	11/15/31	880,000	1,053,298
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	810,000	971,066

Total Electric Utilities				2,024,364

Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	426,000	455,820	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	273,000	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	915,837	940,450

Total Independent Power and Renewable Electricity Producers				1,669,270

TOTAL UTILITIES				3,693,634

TOTAL CORPORATE BONDS & NOTES (Cost - $356,942,025)				345,524,392

ASSET-BACKED SECURITIES - 8.6%
AASET, 2014-1 B	7.375%	12/15/29	1,897,436	1,897,436	(c)
Access Group Inc., 2004-A B1	1.655%	7/1/39	7,400,000	6,038,400	(c)
Access Group Inc., 2005-B B2	0.795%	7/25/35	3,429,125	3,092,649	(c)
Access Group Inc., 2007-1 C	0.695%	10/25/35	1,553,173	1,265,143	(c)
ACE Securities Corp., 2006-GP1 A	0.459%	2/25/31	167,782	162,936	(c)
American Money Management Corp., 2015-16A E	5.874%	4/14/27	3,050,000	2,835,280	(a)(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.234%	7/25/32	248,912	240,332	(c)
Apidos CLO, 2015-21A D	5.827%	7/18/27	750,000	691,216	(a)(c)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.144%	4/25/35	1,250,000	1,105,630	(c)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,127,121	1,071,215	(g)
Avery Point CLO Ltd., 2015-6A E1	5.880%	8/5/27	1,750,000	1,644,475	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	4,017,372	(a)
Bowman Park CLO Ltd., 2014-1A D1	4.029%	11/23/25	2,000,000	1,912,634	(a)(c)
Carlyle Global Market Strategies CLO Ltd., 2014-2A D	3.774%	5/15/25	1,100,000	1,052,285	(a)(c)
Cent CLO LP, 2015-23A D	5.677%	4/17/26	1,250,000	1,138,134	(a)(c)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	143,348
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.391%	11/25/45	310,233	300,794	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	1.849%	7/25/37	3,063,000	2,705,450	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ASSET-BACKED SECURITIES - (continued)
Dryden Senior Loan Fund, 2015-40A E	6.276%	8/15/28	2,590,000		$2,456,615	(a)(c)
Earnest Student Loan Investment Trust, 2015-C	4.050%	5/1/39	1,800,000		1,800,000	(a)(h)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.149%	10/25/35	1,370,000		1,170,118	(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000		757,781
Fremont Home Loan Trust, 2006-B 2A2	0.299%	8/25/36	439,326		178,011	(c)
Galaxy CLO Ltd., 2015-20A E	5.781%	7/20/27	2,500,000		2,348,000	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.371%	12/25/36	735,093		644,476	(c)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.518%	7/20/27	3,250,000		3,023,683	(a)(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.898%	3/18/29	325,000		286,054	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.562%	6/19/29	150,000		130,500	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.691%	2/20/30	175,000		152,250	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.689%	2/20/32	275,000		252,493	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.686%	3/13/32	350,000		317,341	(c)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	1,378,015		142,556
GSAMP Trust, 2006-SEA1 A	0.499%	5/25/36	53,541		52,987	(a)(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.499%	9/25/36	116,293		110,660	(a)(c)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.879%	2/25/36	163,534		161,212	(c)
Lehman XS Trust, 2006-16N A4B	0.439%	11/25/46	108,447		29,092	(c)
Lehman XS Trust, 2006-GP3 2A2	0.419%	6/25/46	26,391		2,570	(c)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,372,000	EUR	1,581,929	(a)(g)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,376,000	EUR	2,739,551	(a)(g)
MASTR Specialized Loan Trust, 2006-3 A	0.459%	6/25/46	242,340		212,705	(a)(c)
MASTR Specialized Loan Trust, 2007-1 A	0.569%	1/25/37	249,995		162,544	(a)(c)
National Collegiate Student Loan Trust, 2006-3 A4	0.469%	3/26/29	2,210,000		2,028,035	(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.049%	3/25/38	5,790,000		4,100,674	(c)
Neuberger Berman CLO Ltd., 2015-19A D	5.538%	7/15/27	3,250,000		3,013,400	(a)(c)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	155,572		159,847	(c)
Option One Mortgage Loan Trust, 2005-1 A4	0.999%	2/25/35	298,571		292,540	(c)
Pinnacle Park CLO Ltd., 2014-1A D	3.789%	4/15/26	350,000		337,270	(a)(c)
RAAC Series, 2005-SP2 2A	0.499%	6/25/44	1,875,070		1,611,173	(c)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.439%	8/25/36	4,623,643		2,778,079	(c)
Security National Mortgage Loan Trust, 2005-2A A3	6.213%	2/25/36	1,997,570		1,866,685	(a)(c)
Security National Mortgage Loan Trust, 2007-1A 2A	0.549%	4/25/37	262,987		221,344	(a)(c)
SLM Student Loan Trust, 2008-4 A4	1.945%	7/25/22	2,430,000		2,441,856	(c)
SLM Student Loan Trust, 2008-5 A4	1.995%	7/25/23	2,530,000		2,548,191	(c)
SMB Private Education Loan Trust, 2015-A C	4.500%	10/15/48	5,000,000		4,667,645	(a)
SoFi Consumer Loan Program	3.280%	9/15/23	6,800,000		6,799,633	(a)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,842,657		3,823,432

TOTAL ASSET-BACKED SECURITIES (Cost - $88,419,767)					86,717,661

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.1%
Adjustable Rate Mortgage Trust, 2004-1 4A1	2.694%	1/25/35	840,313		835,952	(c)
Banc of America Funding Corp., 2015-R2 10A1	0.381%	6/29/37	2,846,123		2,734,151	(a)(c)
Banc of America Funding Corp., 2015-R2 4A1	0.356%	9/29/36	3,333,291		3,080,628	(a)(c)
Banc of America Funding Corp., 2015-R2 4A2	0.401%	9/29/36	7,296,637		3,592,864	(a)(c)
Banc of America Funding Corp., 2015-R4 6A1	0.327%	8/27/36	5,164,000		4,892,777	(a)(c)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	9,293		8,893	(c)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.497%	2/25/34	16,856		16,364	(c)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.668%	12/15/19	8,300,000		8,279,250	(a)(c)
Bbccre Trust, 2015-GTP E	4.715%	8/10/33	3,430,000		2,936,423	(a)(c)
BCAP LLC Trust, 2015-RR6 1A1	3.500%	5/26/37	2,592,863		2,638,990	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.370%	12/25/33	343,129		$347,530	(c)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.879%	9/25/34	43,624		43,491	(c)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.039%	11/25/34	44,396		43,458	(c)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.699%	3/25/35	19,116		18,766	(c)
Bear Stearns ARM Trust, 2004-12 1A1	2.710%	2/25/35	64,384		58,073	(c)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.359%	12/25/46	632,808		494,835	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	0.359%	1/25/37	3,463,239		2,668,672	(c)
BLCP Hotel Trust, 2014-CLMZ M	5.926%	8/15/29	3,059,050		3,038,164	(a)(c)
Carefree Portfolio Trust, 2014-CMZB MZB	7.920%	11/15/29	6,000,000		5,987,564	(a)(c)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000		227,899
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	250,000		220,908	(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000		357,597
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.349%	12/10/49	3,230,000		3,052,350	(c)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.459%	11/25/35	301,137		216,316	(c)
Citigroup Mortgage Loan Trust Inc., 2015-2 2A1	1.008%	11/25/46	2,821,599		2,762,821	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2015-2 5A1	0.441%	3/25/47	3,077,426		2,852,923	(a)(c)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.401%	5/25/37	25,719,879		4,373,228	(c)
Commercial Mortgage Trust, 2013-CR09 E	4.400%	7/10/45	1,392,000		1,165,743	(a)(c)
Commercial Mortgage Trust, 2013-CR12 E	5.254%	10/10/46	630,000		553,670	(a)(c)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,450,449		2,315,226
Countrywide Alternative Loan Trust, 2005-51 2A1	0.503%	11/20/35	242,608		201,221	(c)
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.901%	11/25/35	13,402,282		1,642,088	(c)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.459%	1/25/46	205,976		173,524	(c)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	5.101%	4/25/36	15,002,459		2,638,587	(c)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	0.699%	4/25/36	3,496,331		2,200,727	(c)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	5.301%	4/25/36	8,414,255		1,234,388	(c)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	5.401%	7/25/36	5,291,641		1,010,587	(c)
Countrywide Alternative Loan Trust, 2006-J1 1A7	0.899%	2/25/36	3,778,091		2,857,677	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.160%	6/19/31	23,169		22,087	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1	2.536%	2/25/34	186,202		182,672	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	885,000		854,850
Credit Suisse European Mortgage Capital Ltd., 2014-1MGN B	7.165%	7/20/22	2,282,706	EUR	2,561,540	(a)(c)(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.008%	6/15/38	2,590,000		2,531,049	(c)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.385%	6/27/46	3,900,155		3,659,765	(a)(c)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000		982,362	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000		3,635,308	(a)
Credit Suisse Mortgage Trust, 2015-2R 3A1	0.397%	4/27/36	2,990,168		2,688,040	(a)(c)
Credit Suisse Mortgage Trust, 2015-2R 7A1	2.626%	8/27/36	2,609,323		2,616,922	(a)(c)
Credit Suisse Mortgage Trust, 2015-3R 1A1	0.391%	7/29/37	1,970,159		1,841,344	(a)(c)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	3,900,000		3,870,750	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.649%	6/25/34	86,044		79,072	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.302%	7/15/37	1,980,873		353,334	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.803%	7/25/21	1,608,714		128,187	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.381%	9/25/40	1,326,299	$257,351	(c)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	176,253	203,935
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,038,296	290,895
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.314%	2/25/36	281,709	224,478	(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	15,278,152	160,864	(a)
GE Business Loan Trust, 2006-1A C	0.618%	5/15/34	1,077,356	975,523	(a)(c)
GE Business Loan Trust, 2006-2A C	0.578%	11/15/34	886,311	780,698	(a)(c)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	816,526	(c)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.922%	9/16/46	23,191,322	1,025,288	(c)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.681%	2/16/53	5,152,105	239,867	(c)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,123,514	1,931,245
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.073%	9/16/44	6,080,915	415,673	(c)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.029%	6/16/55	987,580	63,920	(c)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.214%	2/16/48	4,174,769	283,317	(c)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.020%	9/16/55	5,440,397	362,243	(c)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.894%	11/16/55	9,811,800	733,707	(c)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.449%	4/25/36	662,064	1,458,528	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.429%	4/25/36	215,436	185,564	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.409%	4/25/36	2,421,937	1,980,648	(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	425,000	429,041
GS Mortgage Securities Trust, 2013-GC14 F	4.929%	8/10/46	890,000	748,106	(a)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.549%	1/25/36	1,820,714	1,585,268	(a)(c)
GSMSC Resecuritization Trust, 2015-2R A	1.031%	6/26/36	6,194,914	6,041,903	(a)(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.385%	11/19/46	285,026	213,774	(c)
IMPAC CMB Trust, 2004-5 1A1	0.919%	10/25/34	297,038	285,485	(c)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	2.984%	6/25/36	4,393,124	3,025,781	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	96,109	97,626
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,514,970	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	1,034,178	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.095%	4/15/45	2,090,000	2,049,527	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,980,000	1,955,290	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.423%	10/15/19	1,700,000	1,696,202	(a)(c)
JPMorgan Reremic, 2014-6 3A1	0.401%	7/27/46	4,837,885	4,519,934	(a)(c)
JPMorgan Reremic, 2015-1 1A3	0.351%	12/27/36	15,840,000	9,609,510	(a)(c)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.381%	12/25/36	14,207,312	4,301,477	(c)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.431%	2/25/37	4,728,189	1,626,038	(c)
MASTR ARM Trust, 2003-3 3A4	2.213%	9/25/33	1,054,791	1,057,763	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.726%	5/25/34	171,576		$170,992	(c)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	600,000		604,454	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	3,157,000		3,090,842	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	840,000		818,160	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,185,000		1,097,431
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.847%	8/25/34	44,815		44,204	(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.775%	3/25/36	312,999		254,376	(c)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.261%	8/25/36	258,610		196,296	(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.419%	2/25/46	3,291,229		1,503,937	(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.409%	4/25/46	5,887,450		3,040,480	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.459%	4/25/46	931,154		487,909	(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.529%	4/25/46	1,303,550		696,790	(c)
Residential Accredit Loans Inc., 2007-QO1 A1	0.349%	2/25/47	1,620,046		1,269,194	(c)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.351%	2/25/36	14,709,260		2,704,974	(c)
Sequoia Mortgage Trust, 2007-4 4A1	2.662%	7/20/47	818,347		678,454	(c)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.349%	7/25/23	1,070,000		1,240,060	(c)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	10.949%	3/25/25	2,300,000		2,704,536	(c)
Structured ARM Loan Trust, 2004-04 3A2	2.488%	4/25/34	438,955		439,075	(c)
Structured ARM Loan Trust, 2004-16 2A	2.469%	11/25/34	658,580		665,037	(c)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.945%	12/19/33	53,405		51,285	(c)
Structured Asset Securities Corp., 2002-08A 7A1	1.871%	5/25/32	13,165		12,886	(c)
Structured Asset Securities Corp., 2002-11A 1A1	1.897%	6/25/32	3,330		3,302	(c)
Structured Asset Securities Corp., 2002-16A 1A1	2.703%	8/25/32	131,602		129,561	(c)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	4,962		4,969	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.999%	9/25/33	99,307		97,524	(a)(c)
Structured Asset Securities Corp., 2004-NP2 A	0.549%	6/25/34	1,457,221		1,364,218	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.099%	3/25/44	22,758		20,565	(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	2,080,000		1,413,755	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	3,650,000		1,368,130	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.733%	1/15/45	1,630,000		1,580,013	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000		583,581	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000		1,120,159	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.678%	5/25/35	126,824		126,842	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $178,687,067)					181,547,741

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $37,331)	9.000%	1/31/20	285,000	MXN	31,557	(a)

MORTGAGE-BACKED SECURITIES - 3.5%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	697,050		749,486

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FNMA - 3.4%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	1,079,399		$1,189,469
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,047,580		1,172,472
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	17,312,812		18,122,355
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,675,004		1,800,524
Federal National Mortgage Association (FNMA)	3.500%	9/14/45	11,200,000		11,617,462	(j)

Total FNMA					33,902,282

GNMA - 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	276,375		300,320

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $34,522,829)					34,952,088

MUNICIPAL BONDS - 0.2%
Texas - 0.2%
North Texas State Higher Education Authority Revenue, Taxable - LIBOR Floating (Cost - $1,487,258)	1.384%	4/1/40	1,521,873		1,479,398	(c)

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 6.2%
Brazil - 0.2%
Federative Republic of Brazil, Notes	6.000%	8/15/50	6,760,740	BRL	1,624,997

Germany - 0.6%
Bundesrepublik Deutscheland, Inflation Linked Bond	0.100%	4/15/26	5,647,016	EUR	6,605,482	(b)

Japan - 5.4%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	2,261,600,000	JPY	19,718,929
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	2,840,000,000	JPY	24,890,848
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	103,400,000	JPY	900,267
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	1,002,000,000	JPY	8,790,177

Total Japan					54,300,221

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $68,886,219)					62,530,700

SENIOR LOANS - 2.5%
CONSUMER DISCRETIONARY - 1.2%
Auto Components - 0.1%
INA Beteiligungsgesellschaft mbH, USD Term Loan B	4.250%	5/15/20	539,615		541,077	(k)(l)

Distributors - 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	992,424		987,048	(k)(l)

Hotels, Restaurants & Leisure - 0.2%
1011778 B.C. Unlimited Liability Co., 2015 Term Loan B	3.750%	12/12/21	1,009,441		1,008,389	(k)(l)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,090,264		1,089,582	(k)(l)
MGM Resorts International, Term Loan B	3.500%	12/20/19	491,184		486,681	(k)(l)

Total Hotels, Restaurants & Leisure					2,584,652

Media - 0.2%
CSC Holdings Inc., New Term Loan B	2.698%	4/17/20	366,520		361,023	(k)(l)
TWCC Holding Corp., Extended Term Loan	5.750%	2/13/20	884,040		876,029	(k)(l)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	712,321		706,879	(k)(l)

Total Media					1,943,931

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Multiline Retail - 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	992,443	$980,969	(k)(l)

Specialty Retail - 0.5%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,587,929	1,042,741	(k)(l)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	979,950	976,275	(k)(l)
Party City Holdings Inc., 2015 Term Loan B	4.250%	7/28/22	1,029,727	1,028,439	(k)(l)
PetSmart Inc., Term Loan B	4.250%	3/11/22	1,496,250	1,492,849	(k)(l)
Staples Inc., Term Loan B	—	4/7/21	500,000	497,639	(m)

Total Specialty Retail				5,037,943

TOTAL CONSUMER DISCRETIONARY				12,075,620

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.2%
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	748,545	739,072	(k)(l)
Radnet Management Inc., Term Loan B	4.250 - 5.500%	10/10/18	932,768	925,383	(k)(l)

Total Health Care Providers & Services				1,664,455

Pharmaceuticals - 0.1%
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	1,223,196	1,220,648	(k)(l)

TOTAL HEALTH CARE				2,885,103

INDUSTRIALS - 0.4%
Airlines - 0.2%
American Airlines Inc., New Term Loan	3.250%	6/26/20	1,496,193	1,482,033	(k)(l)

Commercial Services & Supplies - 0.1%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	976,154	975,910	(k)(l)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	442,722	440,785	(k)(l)

Total Commercial Services & Supplies				1,416,695

Machinery - 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	248,734	236,971	(k)(l)
Intelligrated Inc., First Lien Term Loan	4.500 - 5.750%	7/30/18	972,560	968,913	(k)(l)

Total Machinery				1,205,884

TOTAL INDUSTRIALS				4,104,612

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Extended 2021 Term Loan	4.200%	3/24/21	750,000	748,661	(k)(l)

Software - 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	299,000	299,000	(k)(l)

TOTAL INFORMATION TECHNOLOGY				1,047,661

MATERIALS - 0.1%
Containers & Packaging - 0.1%
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	744,260	704,256	(k)(l)

Metals & Mining - 0.0%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	636,660	513,307	(k)(l)

TOTAL MATERIALS				1,217,563

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	478,252	468,238	(k)(l)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	1,009,982	998,259	(k)(l)

Total Diversified Telecommunication Services				1,466,497

Wireless Telecommunication Services - 0.1%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	960,341	955,540	(k)(l)

TOTAL TELECOMMUNICATION SERVICES				2,422,037

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	980,000		$979,184	(k)(l)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	130,523		130,523	(k)(l)

TOTAL UTILITIES					1,109,707

TOTAL SENIOR LOANS (Cost - $25,625,438)					24,862,303

SOVEREIGN BONDS - 3.2%
Brazil - 0.5%
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	18,494,000	BRL	4,860,506

Ecuador - 0.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	970,000		761,450	(a)

Mexico - 2.2%
United Mexican States, Senior Bonds	6.500%	6/9/22	300,026,900	MXN	18,650,126
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,464,056
United Mexican States, Senior Bonds	7.750%	11/13/42	26,991,900	MXN	1,827,376

Total Mexico					21,941,558

Poland - 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	53,929

Russia - 0.4%
Russian Federal Bond, Bonds	8.150%	2/3/27	259,800,000	RUB	3,227,148
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	83,990,000	RUB	1,021,588

Total Russia					4,248,736

TOTAL SOVEREIGN BONDS (Cost - $39,716,981)					31,866,179

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.7%
U.S. Government Agencies - 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,841,102

U.S. Government Obligations - 8.5%
U.S. Treasury Bonds	3.375%	5/15/44	20,890,000		22,653,137
U.S. Treasury Notes	0.250%	9/15/15	80,000		80,008
U.S. Treasury Notes	0.250%	10/15/15	70,000		70,012
U.S. Treasury Notes	0.500%	7/31/16	420,000		420,383
U.S. Treasury Notes	1.500%	7/31/16	360,000		363,562
U.S. Treasury Notes	1.000%	8/31/16	950,000		955,208
U.S. Treasury Notes	0.750%	6/30/17	860,000		860,605
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,662,411
U.S. Treasury Notes	0.625%	11/30/17	5,570,000		5,538,813
U.S. Treasury Notes	0.625%	4/30/18	2,800,000		2,772,801
U.S. Treasury Notes	1.375%	7/31/18	30,000		30,263
U.S. Treasury Notes	1.500%	8/31/18	720,000		728,531
U.S. Treasury Notes	1.250%	11/30/18	630,000		631,477
U.S. Treasury Notes	1.625%	7/31/19	630,000		636,300
U.S. Treasury Notes	1.750%	9/30/19	520,000		527,109
U.S. Treasury Notes	1.500%	11/30/19	470,000		471,315
U.S. Treasury Notes	1.625%	12/31/19	290,000		292,092
U.S. Treasury Notes	1.500%	1/31/22	960,000		938,050

U.S. Treasury Notes	2.500%	5/15/24	2,010,000		2,067,213
U.S. Treasury Notes	2.000%	8/15/25	190,000		186,611
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	103,630,000		43,999,847

Total U.S. Government Obligations					85,885,748

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $79,370,393)					87,726,850

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,655,955	$2,008,471
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,223,960	3,830,110
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	8,395,901	8,362,779
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	3,486,088	3,442,240
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	3,292,869	3,299,214
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,929,427	1,853,456

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $23,042,238)				22,796,270

			SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Tropicana Entertainment Inc. (Cost - $284,300)			17,138	272,494	*

PREFERRED STOCKS - 0.5%
FINANCIALS - 0.5%
Capital Markets - 0.1%
State Street Corp.	5.900%		43,799	1,140,088	(c)

Consumer Finance - 0.4%
GMAC Capital Trust I	8.125%		158,099	4,036,268	(c)

TOTAL PREFERRED STOCKS (Cost - $5,056,591)				5,176,356

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.1%
U.S. Dollar/Mexican Peso, Put @ 15.63MXN		10/20/15	8,700,000	7,995
U.S. Dollar/Mexican Peso, Put @ 15.78MXN		10/26/15	15,225,000	26,461
U.S. Treasury 5-Year Notes Futures, Put @ $118.75		9/25/15	406	91,985
U.S. Treasury 10-Year Notes Futures, Put @ $125.00		9/25/15	406	69,781
U.S. Treasury 10-Year Notes Futures, Put @ $126.50		9/25/15	489	259,781
U.S. Treasury Long-Term Bonds Futures, Call @ $160.00		9/25/15	488	228,750

TOTAL PURCHASED OPTIONS (Cost - $897,836)				684,753

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $902,976,273)				886,168,742

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 5.5%
U.S. Government Agencies - 1.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $14,993,983)	0.190%	11/16/15	15,000,000	$14,995,470	(n)

Repurchase Agreements - 4.0%
Bank of America repurchase agreement dated 8/31/15; Proceeds at maturity - $40,000,122; (Fully collateralized by U.S. government obligations, 3.750% due 8/15/41; Market value - $40,800,000) (Cost - $40,000,000)	0.110%	9/1/15	40,000,000	40,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $54,993,983)				54,995,470

TOTAL INVESTMENTS - 93.8% (Cost - $957,970,256#)				941,164,212
Other Assets in Excess of Liabilities - 6.2%				62,065,312

TOTAL NET ASSETS - 100.0%				$1,003,229,524

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of August 31, 2015.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Illiquid security.

(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At August 31, 2015, the Fund held TBA securities with a total cost of $11,672,938.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of August 31, 2015. The interest rate for fully unfunded term loans is to be determined.

(n)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SECURITIES SOLD SHORT‡
MORTGAGE-BACKED SECURITIES - (1.4)%
FNMA - (1.4)%
Federal National Mortgage Association (FNMA) (Proceeds received - $(13,790,438))	3.500%	9/14/45	(13,300,000)	$(13,795,736	)(a)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis.

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 5-Year Notes Futures, Put	9/25/15	$118.25	406	$50,750
U.S. Treasury 10-Year Notes Futures, Put	9/25/15	124.50	978	106,969
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	164.00	488	236,375

TOTAL WRITTEN OPTIONS (Premiums received - $417,197)				$394,094

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials	—	$104,926,476	$0	*	$104,926,476
Industrials	—	11,473,287	289,490		11,762,777
Other corporate bonds & notes	—	228,835,139	—		228,835,139
Asset-backed securities	—	72,442,583	14,275,078		86,717,661
Collateralized mortgage obligations	—	175,115,451	6,432,290		181,547,741
Convertible bonds & notes	—	31,557	—		31,557
Mortgage-backed securities	—	34,952,088	—		34,952,088
Municipal bonds	—	1,479,398	—		1,479,398
Non-U.S. Treasury inflation protected securities	—	62,530,700	—		62,530,700
Senior loans:
Utilities		979,184	130,523		1,109,707
Other senior loans		23,752,596	—		23,752,596
Sovereign bonds	—	31,866,179	—		31,866,179
U.S. government & agency obligations	—	87,726,850	—		87,726,850
U.S. Treasury inflation protected securities	—	22,796,270	—		22,796,270
Common stocks	$272,494	—	—		272,494
Preferred stocks	5,176,356	—	—		5,176,356
Purchased options	650,297	34,456	—		684,753

Total long-term investments	$6,099,147	$858,942,214	$21,127,381		$886,168,742

Short-term investments†	—	54,995,470	—		54,995,470

Total investments	$6,099,147	$913,937,684	$21,127,381		$941,164,212

Other financial instruments:
Futures contracts	$3,704,977	—	—		$3,704,977
Forward foreign currency contracts	—	$932,782	—		932,782
Centrally cleared credit default swaps on credit indices - buy protection	—	97,495	—		97,495
Centrally cleared interest rate swaps	—	1,276	—		1,276
OTC currency swaps‡	—	549,569	—		549,569

Total other financial instruments	$3,704,977	$1,581,122	—		$5,286,099

Total	$9,804,124	$915,518,806	$21,127,381		$946,450,311

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Securities sold short	—	$13,795,736	—		$13,795,736
Written options	$394,094	—	—		394,094
Futures contracts	4,265,603	—	—		4,265,603
Forward foreign currency contracts	—	3,572,868	—		3,572,868
Centrally cleared interest rate swaps	—	12,914,181	—		12,914,181

Total	$4,659,697	$30,282,785	—		$34,942,482

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BOND & NOTES
INVESTMENTS IN SECURITIES	CONSUMER STAPLES	FINANCIALS		INDUSTRIALS	ASSET-BACKED SECURITIES
Balance as of May 31, 2015	$24,005	$0	*	$3,471,003	$5,668,813
Accrued premiums/discounts	13	(873)		(8,459)	8,617
Realized gain (loss)	—	—		9,015	(239,254)
Change in unrealized appreciation (depreciation)[1]	(468)	873		(73,306)	279,893
Purchases	—	—		—	8,644,635
Sales	(350)	—		(136,273)	(87,626)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3[2]	(23,200)	—		(2,972,490)	—

Balance as of August 31, 2015	—	$0	*	$289,490	$14,275,078

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[1]	—	$873		$(554)	$43,454

		SENIOR LOANS
INVESTMENTS IN SECURITIES (CONT’D)	COLLATERALIZED MORTGAGE OBLIGATIONS	UTILITIES	TOTAL
Balance as of May 31, 2015	$22,399,352	$132,979	$31,696,152
Accrued premiums/discounts	8,803	(204)	7,897
Realized gain (loss)	48,593	(29)	(181,675)
Change in unrealized appreciation (depreciation)[1]	(82,630)	(429)	123,933
Purchases	20	—	8,644,655
Sales	(3,665,129)	(1,794)	(3,891,172)
Transfers into Level 3	—	—	—
Transfers out of Level 3[2]	(12,276,719)	—	(15,272,409)

Balance as of August 31, 2015	$6,432,290	$130,523	$21,127,381

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[1]	$50,616	$(429)	$93,960

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At August 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,307,840
Gross unrealized depreciation	(38,113,884)

Net unrealized depreciation	$(16,806,044)

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	10	12/15	$2,188,705	$2,184,688	$(4,017)
U.S. Treasury 5-Year Notes	3,094	12/15	371,629,821	369,539,625	(2,090,196)
U.S. Treasury Long-Term Bonds	292	12/15	45,572,113	45,150,500	(421,613)

					(2,515,826)

Contracts to Sell:
90-Day Eurodollar	1,298	9/15	323,219,319	323,299,350	(80,031)
90-Day Eurodollar	251	12/15	62,346,509	62,448,800	(102,291)
90-Day Eurodollar	971	3/16	240,859,557	241,244,950	(385,393)
90-Day Eurodollar	549	12/16	135,354,166	135,616,725	(262,559)
Euro-Bund	629	9/15	109,177,645	108,055,930	1,121,715
Japanese 10-Year Bonds	95	9/15	115,022,263	115,941,766	(919,503)
U.S. Treasury 10-Year Notes	2,207	12/15	282,443,212	280,426,938	2,016,274
U.S. Treasury Ultra Long-Term Bonds	107	12/15	17,516,457	16,949,469	566,988

					1,955,200

Net unrealized depreciation on open futures contracts					$(560,626)

At August 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	97,560,000	USD	1,476,839	Citibank, N.A.	9/14/15	$(12,437)
USD	1,492,976	INR	97,560,000	Citibank, N.A.	9/14/15	28,574
INR	85,300,000	USD	1,327,833	Barclays Bank PLC	10/16/15	(54,891)
JPY	945,160,000	USD	7,679,046	Barclays Bank PLC	10/16/15	122,503
SGD	5,000,000	USD	3,674,309	Barclays Bank PLC	10/16/15	(138,203)
USD	5,123,719	EUR	4,650,000	Barclays Bank PLC	10/16/15	(97,757)
USD	1,297,536	INR	85,300,000	Barclays Bank PLC	10/16/15	24,593
USD	748,419	MXN	11,800,211	Barclays Bank PLC	10/16/15	44,465
AUD	8,600,000	USD	6,334,038	Citibank, N.A.	10/16/15	(227,653)
INR	1,349,900,000	USD	21,010,117	Citibank, N.A.	10/16/15	(865,389)
JPY	387,840,000	USD	3,147,541	Citibank, N.A.	10/16/15	53,772
USD	6,325,300	AUD	8,600,000	Citibank, N.A.	10/16/15	218,915
USD	10,700,749	EUR	9,700,000	Citibank, N.A.	10/16/15	(191,361)
USD	316,798	EUR	284,266	Citibank, N.A.	10/16/15	(2,404)
USD	4,825,974	GBP	3,110,000	Citibank, N.A.	10/16/15	54,824
USD	18,961,575	INR	1,252,340,000	Citibank, N.A.	10/16/15	272,748
USD	1,467,509	INR	97,560,000	Citibank, N.A.	10/16/15	11,609
MXN	63,712,118	USD	3,894,027	Bank of America N.A.	10/28/15	(96,715)
USD	3,897,600	MXN	63,712,118	Bank of America N.A.	10/28/15	100,288
USD	3,761,249	EUR	3,442,507	Bank of America N.A.	11/13/15	(106,169)
SGD	5,940,000	USD	4,279,231	Citibank, N.A.	11/13/15	(82,790)
USD	54,281,763	JPY	6,744,861,868	Citibank, N.A.	11/13/15	(1,413,203)

Notes to Schedule of Investments (unaudited) (continued)

USD	139,288	JPY	17,290,001	Citibank, N.A.	11/13/15	(3,483)
USD	55,403	JPY	6,650,001	Citibank, N.A.	11/13/15	491
USD	1,330,224	JPY	165,039,620	Credit Suisse	11/13/15	(32,572)
MXN	72,939,122	USD	4,481,852	Morgan Stanley & Co. Inc.	11/13/15	(139,748)
USD	2,260,935	EUR	2,059,001	Morgan Stanley & Co. Inc.	11/13/15	(52,209)
USD	1,701,989	EUR	1,564,736	UBS AG	11/13/15	(55,884)

Total						$(2,640,086)

Abbreviations used in this table:

AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

At August 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	$96,370,000	11/15/43	2.224% 1 Time	3-Month LIBOR	$(2,457,954)	$(12,914,181)
Chicago Mercantile Exchange	14,375,000	7/31/22	2.030% semi-annually	3-Month LIBOR	(916)	1,276

Total	$110,745,000				$(2,458,870)	$(12,912,905)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.23 Index)	$7,294,400	12/20/19	5.000% quarterly	$(447,132)	$(544,627)	$97,495

OTC CURRENCY SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT RECEIVED*	NOTIONAL AMOUNT DELIVERED*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$550,899

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 21, 2015

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 21, 2015